SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) July 2, 2003
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                             Tangent Solutions, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       2-96392-A              65-0952956
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(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


               6801 Powerline Road, Fort Lauderdale, Florida 33309
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               (Address of principal executive offices; zip code)


Registrant's telephone number, including area code (954) 935-8125
                                                   --------------


ITEM 9.  REGULATION FD DISCLOSURE.

         The Registrant has disseminated a press release dated July 2, 2003 announcing executive changes (see attached copy).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TANGENT SOLUTIONS, INC.

Date: July 23, 2003                      By:  /s/Gregory W. Faust
                                                 -----------------
                                                 Gregory W. Faust,
                                                 President and CEO

              TANGENT SOLUTIONS, INC. ANNOUNCES EXECUTIVE CHANGES

VITO A. BELLEZZA RETIRES AND RESIGNS AS PRESIDENT, CEO AND DIRECTOR OF TANGENT SOLUTIONS, INC. AND ITS SUBSIDIARIES; GREGORY FAUST NAMED INTERIM PRESIDENT OF TANGENT SOLUTIONS, INC. AND ITS SUBSIDIARIES; VITO A. BELLEZZA TO CONTINUE HIS RELATIONSHIP WITH THE COMPANY AS A DEALER AND LICENSEE FOR ENGINEERED BUSINESS SYSTEMS, INC.

FORT LAUDERDALE, Fla., July 2, 2003 - Tangent Solutions, Inc. today announced that Vito A. Bellezza has retired and resigned his position as President, CEO and Director of Tangent Solutions, Inc. and his position as President, Officer and Director of its subsidiaries, Engineered Business Systems, Inc., Quickcredit Corporation and Consumer Guardian, Inc. Gregory Faust has assumed on an interim basis the position of President of Tangent Solutions, Inc., Engineered Business Systems, Inc., Quickcredit Corporation and Consumer Guardian, Inc. The changes are effective immediately.

In addition to other business ventures, Bellezza has entered into a Dealer Agreement with Engineered Business Systems, Inc. to serve as an authorized dealer and licensee for EBS software products and services.

About Tangent Solutions

Tangent Solutions, Inc., through its wholly owned subsidiaries, is a high tech developer and marketer of software solutions, primarily for the mortgage banking market and the credit-granting sectors of the financial industry. Tangent offers secure access to software solutions using its licensed biometric technology.

For further information, contact Tom Secreto, CIO of Tangent Solutions, at 954-935-8100, extension 8114, or send e-mail to TSECRETO@TANGENT-SOLUTIONS.COM.

"Safe Harbor" Statements under the Private Securities Litigation Reform Act of 1995: With the exception of historical information, the matters discussed in this press release are forward-looking statements that involve a number of risks and uncertainties. This release reflects our current assumptions and expectations regarding future events, which may or may not materialize. Additional factors that could potentially affect the Company's financial results may be found in the Company's filings with the Securities and Exchange Commission.